Ex 10.278

FIRST AMENDMENT TO AMENDED AND RESTATED CONTRIBUTION AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CONTRIBUTION

AGREEMENT (this “Amendment”) is made as of the May 15, 2023 (the “Amendment Date”), by and among Lodging Fund REIT III OP, LP, a Delaware limited partnership (the “Operating Partnership”), and HD Sunland Park Property LLC, a Delaware limited liability company (the “Contributor” and together with the Operating Partnership, the “Parties”).

WHEREAS, Contributor and Operating Partnership entered into that certain Amended and Restated Contribution Agreement dated May 12, 2021 (the “Agreement”), for the contribution of a 175-room hotel business known as the Holiday Inn El Paso West Sunland Park located at 900 Sunland Park Dr., El Paso, TX 79922 (the “Property”);

WHEREAS, the Parties desire to amend the Agreement pursuant to the terms of that First Loan Modification Agreement by and between EPH Development Fund LLC, a Delaware limited liability company, LF3 El Paso, LLC, a Delaware limited liability company, LF3 El Paso TRS, LLC, a Delaware limited liability company, Lodging Fund REIT III OP, LLC, a Delaware limited partnership, and Corey R. Maple, an individual, dated as of the Amendment Date; and

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.Section 2.11 Terms of Series T Units. The second sentence in Section 2.11 shall be entirely deleted and replaced with the following, without replacing or deleting any other sentence in Section 2.11:

“The Contributor acknowledges that the Series T Limited Units will be converted into Common Limited Units pursuant to the terms in the OP Agreement beginning 36 months, or at the Contributor’s sole option, 48 months (the “Extension”), after issuance to the Contributor and will be valued as set forth on Exhibit D. In the event the Operating Partnership determines, in its sole discretion, that such Extension may result in actual or possible financial or other loss or litigation, the Operating Partnership may offer the Contributor an adjustment in the conversion of Series T Limited Units to Common Limited Units or other financial adjustments in lieu of such extension upon terms and conditions satisfactory to the Contributor, in the Contributor’s sole discretion.”

2.Exhibit D. The second sentence in the determination of the Series T Value section in Exhibit D shall be entirely deleted and replaced with the following, without replacing or deleting any other sentence in Exhibit D:

“The Series T Value shall be determined upon 36 months, or at the Contributor’s sole option, 48 months (the “Extension”), after issuance to the Contributor and will be valued as set forth on Exhibit D. In the event the Operating Partnership determines, in its sole discretion, that such Extension may result in actual or possible financial or other loss

Ex 10.278

or litigation, the Operating Partnership may offer the Contributor an adjustment in the conversion of Series T Limited Units to Common Limited Units or other financial

Ex 10.278

adjustments in lieu of such extension upon terms and conditions satisfactory to the Contributor, in the Contributor’s sole discretion.”

3.Capitalization. All capitalized terms used herein will have the meanings ascribed to those terms in the Agreement, unless otherwise specified herein.

4.Conflict; Counterparts. In the event of any conflict between the terms of this Amendment and the Agreement, this Amendment shall control. This Amendment may be executed in multiple counterparts via facsimile or email in. PDF format, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one Amendment.

5.Successors and Assigns. This Amendment shall be binding upon, and inure to the benefit of, the Parties and their respective successors, administrators, and assigns.

6.Ratification. Except as set forth above, the terms of the Agreement are hereby ratified and confirmed in their entirety.

IN WITNESS WHEREOF, this Amendment has been duly executed by the Parties as of the day and year first above written.

[SELLER SIGNATURE PAGE TO FOLLOW]

Ex 10.278

SELLER:

HD Sunland Park Property LLC,

a Delaware limited liability company,

By: High Desert Investors 3 LLC,

a Delaware limited liability company, its Sole Member

By: /s/ Ken Okamoto  Name: Albert Ken Okamoto

Title: Authorized Signatory [OPERATING PARTNERSHIP’S SIGNATURE PAGE TO FOLLOW]

Ex 10.278

OPERATING PARTNERSHIP: LODGING FUND REIT III OP, LP

A Delaware limited partnership

By: Lodging Fund REIT III, Inc. Its: General Partner

By: /s/ Samuel C. Montgomery  Name: Samuel C. Montgomery

Title: Chief Operating Officer